SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                     Date of report: February 26, 1997

                           US Airways Group, Inc.
                      (Commission file number: 1-8444)

                                    and

                              US Airways, Inc.
                      (Commission file number: 1-8442)
        (Exact names of registrants as specified in their charters)

                                  Delaware
                          (State of Incorporation
                            of both registrants)
                     US Airways Group, Inc. 54-1194634
                        US Airways, Inc. 53-0218143
                   (I.R.S. Employer Identification Nos.)

                               ______________
                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                 (Address of principal, executive offices)
                               (703) 418-5306
                      (Registrant's telephone number)

                             USAir Group, Inc.
                  (Former Name, Changed Since Last Report)
                               ______________
                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                 (Address of principal, executive offices)
                               (703) 418-5306
                      (Registrant's telephone number)

                                USAir, Inc.
                  (Former Name, Changed Since Last Report)


Item 5.  Other Events

        Effective at 5:00 p.m. on February 21, 1997, USAir Group, Inc. (the "Company") changed its corporate name to "US Airways Group, Inc." The name change was effected by the merger of a newly-formed, wholly-owned subsidiary of the Company with and into the Company, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Company was the surviving corporation of the Merger. The only effect of the Merger was to change the corporate name of the Company from "USAir Group, Inc." to "US Airways Group, Inc."

        Effective as of February 21, 1997, USAir, Inc. ("USAir") changed its corporate name to "US Airways, Inc." by a Certificate of Amendment to the Restated Certificate of Incorporation of USAir, pursuant to Section 242 of the General Corporation Law of the State of Delaware.

        On February 26, 1997, the Company issued a news release announcing the corporate name changes of the Company and USAir. A copy of such news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

      Designation                    Description

           99.1           News Release, dated February 26, 1997,
                          of USAir Group, Inc. announcing the
                          corporate name changes of USAir Group,
                          Inc. and USAir, Inc.


                                      SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                    US AIRWAYS GROUP, INC.


Date: February 26, 1997             By:    /s/ LAWRENCE M. NAGIN
                                        ------------------------------------
                                               Lawrence M. Nagin
                                            Executive Vice President,
                                            Corporate Affairs & General
                                            Counsel


                                    US AIRWAYS, INC.


Date: February 26, 1997             By:    /s/ LAWRENCE M. NAGIN
                                        ------------------------------------
                                               Lawrence M. Nagin
                                           Executive Vice President,
                                           Corporate Affairs & General
                                           Counsel


                              EXHIBIT INDEX

Designation                    Description                           Page

     99.1             News Release, dated February                   N/A
                      26, 1997, of USAir Group, Inc.
                      announcing the corporate
                      name changes of USAir Group,
                      Inc. and USAir, Inc.